SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Virtus Dividend, Interest & Premium Strategy Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Paul Kazarian

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DATED March 20, 2026

Virtus Dividend, Interest & Premium Strategy Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominee (as defined below) named in the Proposal (the Nominee together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Virtus Dividend, Interest & Premium Strategy Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We believe that the board of trustees of the Fund (the “Board”) needs fresh ideas and perspectives to address the Fund’s trading discount. We have therefore nominated a highly qualified and independent Nominee for election to the Board,1 whose election, we believe, will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and the Fund’s significant discount to net asset value (“NAV”).2

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect the Nominee, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2026 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”). The Fund has not yet publicly disclosed the date, time and location of the Annual Meeting. Once the Fund publicly discloses such date, time and location, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about March 23, 2026.

Saba is seeking your support at the Annual Meeting with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposals		Our Recommendation

1.	To elect Saba’s nominee, Paul Kazarian (the “Nominee”), to serve as a Class III trustee to be voted on by the holders of the Common Shares (as defined below) and hold office for a three-year term, or until his successor is duly elected and qualified as permitted by law.	FOR the Nominee

To transact such other business as may properly come before the Annual Meeting.

_______________

1 See “PROPOSAL: ELECTION OF TRUSTEES”.

2 As of March 19, 2026, the Fund’s discount to NAV was -10.65% and the three-year average discount to NAV was -12.48%. Source: Morningstar.

Based on the Fund’s proxy statement for the 2025 annual meeting of the Fund (the “Fund’s 2025 Proxy Statement”), the Board is currently comprised of eight trustees divided into three classes. Each class is elected for a term of three years with one class being elected each year. At the Annual Meeting, three Class III trustees are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.00001 per share (the “Common Shares”) for a three-year term.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominee to serve as a Class III trustee of the Fund.

The Fund has not yet disclosed the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) or the number of Common Shares outstanding as of the Record Date. Once the Fund publicly discloses such date and number, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the date of this Proxy Statement, the Participants (excluding the Nominee who does not beneficially own any Common Shares) may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the aggregate, 9,897,659 Common Shares (including 1,023 Common Shares held in record name), representing 10.52% of the outstanding Common Shares. The percentage used herein is based upon 94,101,764 Common Shares outstanding as of July 31, 2025, as disclosed in the Fund’s semi-annual report filed with the SEC on October 6, 2025.

We urge you to sign, date and return the GOLD proxy card “FOR” the Nominee . By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee.

According to the Bylaws of the Fund (as amended, the “Bylaws”), the election of trustees requires the affirmative vote of a plurality of shares.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominee at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nomination of the Nominee. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

REASONS FOR THIS PROXY SOLICITATION

As one of the Fund’s largest shareholders, Saba is committed to improving the Fund for the benefit of all shareholders and, to this end, has nominated a highly-qualified and independent Nominee to the Board, who, Saba believes, will bring fresh ideas and perspectives to address the Fund’s deep trading discount.

We urge you to join us and support the election of the Nominee by voting on the GOLD proxy card today.

PROPOSAL: ELECTION OF TRUSTEES

According to the Fund’s 2025 Proxy Statement, the Board is currently comprised of eight trustees divided into three classes. The members of each class are elected to serve three-year terms or until their successors have been duly elected and qualified as permitted by law with the term of office of each class ending in successive years. We expect the Fund’s Proxy Statement to provide that there will be three Class III trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Nominee, Paul Kazarian, to serve as a Class III trustee of the Fund for a three-year term expiring at the Fund’s 2029 annual meeting of shareholders or until his successor has been duly elected and qualified as permitted by law.

The Participants intend to vote all of their Common Shares in favor of the Nominee. The Nominee, if elected, would constitute one of eight members, a minority, of the Board.

Even if the Nominee is elected, because the Nominee would only represent a minority of the members of the Board, there can be no assurance that he would be able to implement the actions that he believes are necessary to enhance shareholder value without the support of the other members of the Board. Also, there is no assurance that any of the Fund’s nominees will serve as a trustee if the Nominee is elected to the Board.

The age and other information related to the Nominee shown below are as of the date of this Proxy Statement.

Nominee:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Paul Kazarian Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 42	None	N/A

Paul Kazarian has served as Partner, Closed-End Fund Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since 2013, and is responsible for Exchange Traded products, including ETF arb and Closed-End Funds. Mr. Kazarian has served as the Principal Executive Officer of each of Saba Capital Income & Opportunities Fund (NYSE: BRW) and Saba Capital Income & Opportunities Fund II (NYSE: SABA), each a registered closed-end fund, since 2024. Prior to Saba Capital, Mr. Kazarian worked at RBC Capital Markets, LLC, an investment banking and management company and subsidiary of the Royal Bank of Canada (NYSE: RY), where he served as a Director in its Global Arbitrage and Trading Group, from 2007 to 2013. Prior to that, Mr. Kazarian served at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking and management company, where he served as a technology analyst, from 2006 to 2007.

Mr. Kazarian has served on the board of trustees of ASA Gold and Precious Metals Limited (NYSE: ASA), a registered closed-end fund, since 2024. Also, he served on the board of trustees of Destra Multi-Alternative Fund (NYSE: DMA), a registered closed-end fund, from 2023 to 2026; and Saba Capital Income & Opportunities Fund II (NYSE: SABA), a registered closed-end fund, from 2021 to 2024; and Miller/Howard High Income Equity Fund (formerly listed as NYSE: HIE), a registered closed-end fund, from 2022 to 2024.

N/A

Mr. Kazarian has served on the board of trustees of ASA Gold and Precious Metals Limited (NYSE: ASA), a registered closed-end fund, since 2024. Also, he served on the board of trustees of Destra Multi-Alternative Fund (NYSE: DMA), a registered closed-end fund, from 2023 to 2026; and Saba Capital Income & Opportunities Fund II (NYSE: SABA), a registered closed-end fund, from 2021 to 2024; and Miller/Howard High Income Equity Fund (formerly listed as NYSE: HIE), a registered closed-end fund, from 2022 to 2024.

Mr. Kazarian received his B.A. in Political Science from Bates College.

Mr. Kazarian’s qualifications to serve as a trustee of the Fund include his broad expertise in bonds, loans, equities, derivatives, ETFs and closed-end funds.

The Nominee does not currently hold, and has not at any time held, any position with the Fund. The Nominee does not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominee and the aggregate range of equity securities in all funds to be overseen by the Nominee, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Paul Kazarian	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominee will be considered an independent trustee of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominee is not and will not be an “interested person” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the Nominee, and therefore will not be able to vote on the remaining seats that will be up for election at the Annual Meeting using the GOLD proxy card. We refer shareholders to the Fund’s Proxy Statement, when it becomes available, for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

Although there is no written agreement, the Nominee is being nominated as a trustee of the Fund pursuant to an understanding between the Nominee and Saba Capital, whereby the Nominee has agreed to be nominated by Saba Capital. If elected or appointed, the Nominee will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominee will not receive any compensation from Saba for his services as a trustee of the Fund if elected.

The Nominee has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. If Saba determines to add nominee(s), whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, the election of trustees requires the affirmative vote of a plurality of shares. “Withhold” votes will have no effect on the outcome of the Proposal.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR the Nominee for election at the Annual Meeting on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all Common Shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote “FOR” the Nominee. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 1055 Washington Boulevard, Suite 520, Stamford, CT 06901, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR” the Nominee.

How should I vote on the Proposals?

We recommend that you vote your Common Shares on the GOLD proxy card as follows:

“FOR” the Nominee standing for election to the Board named in this Proxy Statement.

The Participants intend to vote all of their Common Shares “FOR” the Nominee, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo voted (i.e. they will be voted in the same proportion as the votes of all other shareholders).

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, 30% of the shares entitled to vote on a particular matter constitutes a quorum. “Withhold” votes are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

What vote is needed to approve the Proposals?

Proposal – Election of Trustees. According to the Bylaws, the election of a trustee requires the affirmative vote of a plurality of shares. “Withhold” votes will have no effect on the outcome of the Proposal.

THE ONLY WAY TO SUPPORT THE NOMINEE FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTION “FOR” THE NOMINEE ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “WITHHOLD” on its white proxy card is not the same as voting for the Nominee because a vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);

•	delivering a written revocation to the secretary of the Fund at 101 Munson Street, Suite 104, Greenfield, MA 01301; or

•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your Common Shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your Common Shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker, or other nominee that holds your Common Shares. If you have any questions or require any assistance with voting your Common Shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 1055 Washington Boulevard, Suite 520, Stamford, CT 06901, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person, or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. Saba will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain officers, partners and full-time employees of Saba will also participate in the solicitation of proxies through shareholder outreach in support of the Nominee. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. It is anticipated that InvestorCom will employ approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $200,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $100,000. Saba will not seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual and semi-annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or periodic report addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your requests to the Fund at 101 Munson Street, Greenfield, MA 01301-9668, or by calling 1-866-270-7788.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the next year’s annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The EDGAR file number for the Fund is 811-21417.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Saba Capital Master Fund, Ltd. Boaz R. Weinstein Paul Kazarian

March 20, 2026

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants, (excluding the Nominee who, as stated below, does not beneficially own any Common Shares) may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 9,897,659 Common Shares in the aggregate, representing 10.52% of the outstanding Common Shares. The percentage used herein is based upon 94,101,764 Common Shares outstanding as of July 31, 2025, as disclosed in the Fund’s semi-annual report filed with the SEC on October 6, 2025. Of the 9,897,659 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 9,897,659 Common Shares (including 1,023 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts (such funds and accounts, the “Saba Entities”); and (b) 9,897,659 Common Shares (including 1,023 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba Capital.

As of the date of this Proxy Statement, the Nominee does not beneficially own any Common Shares or any other securities of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of the Nominee is disclosed in the section of this Proxy Statement titled “PROPOSAL: ELECTION OF TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, the Nominee has not had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which the Nominee or any of his associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does the Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Type	Quantity	Date

Buy	129,270	04/04/2024
Buy	60,333	04/12/2024
Buy	81,787	04/15/2024
Buy	3,693	04/17/2024
Buy	78,125	04/18/2024
Buy	52,396	04/24/2024
Buy	65,143	04/25/2024
Buy	74,374	04/29/2024
Buy	7,278	04/30/2024
Buy	11,217	05/01/2024
Buy	55,068	05/08/2024
Buy	16,956	05/09/2024
Buy	1,625	05/10/2024
Buy	93,249	05/13/2024
Buy	20,751	05/14/2024
Buy	15,015	05/23/2024
Buy	104,428	05/28/2024
Buy	2,915	05/30/2024
Buy	54,374	06/03/2024
Buy	49,789	06/05/2024
Buy	120,591	06/06/2024
Buy	18,924	06/07/2024
Buy	7,092	06/10/2024
Buy	289,568	06/11/2024
Buy	105,076	06/12/2024
Buy	139,626	06/13/2024
Buy	9,000	06/14/2024
Buy	61,067	06/17/2024
Buy	148,997	06/18/2024
Buy	68,805	06/24/2024
Buy	29,940	06/25/2024
Buy	6,289	07/08/2024
Buy	900	07/09/2024

Buy	9,238	07/10/2024
Buy	143,402	07/11/2024
Buy	41,466	07/12/2024
Buy	83,019	07/15/2024
Buy	24,198	07/16/2024
Buy	94,312	07/17/2024
Buy	182,016	07/18/2024
Buy	76,635	07/19/2024
Buy	40,063	07/22/2024
Buy	1,625	07/23/2024
Buy	31,618	07/24/2024
Buy	20,111	07/29/2024
Buy	22,552	07/30/2024
Buy	78,073	07/31/2024
Buy	46,796	08/02/2024
Buy	7,090	08/05/2024
Buy	4,071	08/06/2024
Buy	51,090	08/07/2024
Buy	840	08/08/2024
Buy	87,957	08/09/2024
Buy	53,618	08/14/2024
Buy	108,182	08/15/2024
Buy	49,358	08/16/2024
Buy	192,797	08/19/2024
Buy	31,922	08/20/2024
Buy	33,170	08/22/2024
Buy	9,742	08/23/2024
Buy	75,473	08/26/2024
Buy	30,266	08/27/2024
Buy	25,053	08/28/2024
Buy	15,342	08/29/2024
Buy	10,557	09/03/2024
Buy	6,444	09/04/2024
Buy	5,174	09/05/2024
Buy	54,959	09/16/2024
Buy	41,611	09/17/2024
Buy	18,837	09/18/2024
Buy	300	09/19/2024
Buy	800	09/20/2024
Buy	105,887	09/24/2024
Buy	64,930	09/25/2024
Buy	24,328	09/26/2024
Buy	1,697	10/22/2024
Buy	36,021	10/23/2024
Buy	26,632	10/24/2024
Buy	14,102	10/25/2024

Buy	80,265	10/28/2024
Buy	53,455	10/29/2024
Buy	26,559	10/30/2024
Buy	7,643	10/31/2024
Buy	26,192	11/04/2024
Buy	14,133	11/05/2024
Buy	12,634	11/07/2024
Buy	5,623	11/08/2024
Buy	13,799	11/11/2024
Buy	23,453	11/12/2024
Buy	23,494	11/13/2024
Buy	18,418	11/14/2024
Buy	27,555	11/15/2024
Buy	31,371	11/19/2024
Buy	15,568	11/20/2024
Buy	93,260	11/21/2024
Buy	35,289	11/22/2024
Buy	123,360	11/25/2024
Buy	28,195	11/26/2024
Buy	41,286	11/27/2024
Buy	726	11/29/2024
Buy	29,219	12/02/2024
Buy	4,168	12/04/2024
Buy	55,149	12/05/2024
Buy	15,924	12/18/2024
Buy	1,900	12/20/2024
Sell	(47,665)	12/30/2024
Sell	(62,396)	12/31/2024
Sell	(32,170)	01/02/2025
Sell	(21,773)	01/03/2025
Sell	(2,534)	01/06/2025
Sell	(2,822)	01/10/2025
Sell	(16,100)	01/14/2025
Sell	(39,449)	01/16/2025
Sell	(51,117)	01/17/2025
Sell	(20,074)	01/21/2025
Sell	(62,437)	01/22/2025
Sell	(40,210)	01/23/2025
Sell	(38,686)	01/24/2025
Sell	(40,715)	01/27/2025
Sell	(12,791)	01/28/2025
Sell	(19,284)	01/29/2025
Sell	(4,246)	01/30/2025
Sell	(16,640)	01/31/2025
Sell	(14,622)	02/03/2025
Sell	(21,321)	02/04/2025

Sell	(10,129)	02/05/2025
Sell	(12,887)	02/06/2025
Sell	(11,944)	02/10/2025
Sell	(29,680)	02/12/2025
Sell	(3,026)	02/13/2025
Sell	(3,966)	03/07/2025
Buy	5,058	04/07/2025
Buy	18,762	04/08/2025
Buy	3,900	04/14/2025
Buy	18,749	04/22/2025
Sell	(20,000)	07/02/2025
Sell	(7,600)	07/11/2025
Sell	(22,066)	07/15/2025
Sell	(201)	07/16/2025
Sell	(29,133)	07/21/2025
Sell	(5,139)	07/23/2025
Buy	39,868	07/24/2025
Sell	(50,581)	07/28/2025
Sell	(6,140)	07/29/2025
Sell	(28,418)	07/30/2025
Buy	5,800	07/31/2025
Sell	(26,322)	07/31/2025
Sell	(49,400)	08/01/2025
Buy	600	08/04/2025
Buy	11,886	08/05/2025
Sell	(22,000)	08/06/2025
Sell	(56,545)	08/07/2025
Sell	(10,330)	08/08/2025
Sell	(9,100)	08/11/2025
Sell	(2,790)	08/14/2025
Sell	(2,500)	08/18/2025
Buy	3,700	08/21/2025
Sell	(290)	08/21/2025
Buy	19,986	08/22/2025
Buy	8,423	08/25/2025
Buy	500	09/15/2025
Buy	60,036	09/19/2025
Buy	22,256	09/26/2025
Buy	46,258	10/10/2025
Buy	6,486	10/13/2025
Buy	15,363	10/14/2025
Buy	19,905	10/16/2025
Sell	(13,865)	10/22/2025
Sell	(21,858)	10/23/2025
Buy	52,704	10/29/2025
Buy	14,794	10/30/2025

Buy	16,787	11/03/2025
Buy	27,666	11/04/2025
Buy	58,434	11/05/2025
Buy	32,116	11/06/2025
Buy	29,237	11/07/2025
Buy	20,305	11/10/2025
Buy	2,890	11/11/2025
Buy	75,144	11/19/2025
Buy	193,354	11/20/2025
Buy	23,049	11/21/2025
Buy	64,317	12/03/2025
Buy	68,530	12/04/2025
Buy	76,369	12/05/2025
Buy	58,338	12/08/2025
Buy	49,435	12/09/2025
Buy	41,985	12/16/2025
Buy	44,736	12/17/2025
Buy	22,861	12/18/2025
Buy	12,708	12/22/2025
Buy	12,998	12/23/2025
Buy	17,821	12/24/2025
Buy	24,338	12/26/2025
Buy	38,868	12/29/2025
Buy	44,962	01/06/2026
Buy	119,955	01/07/2026
Sell	(15,681)	01/08/2026
Buy	7,482	01/09/2026
Buy	7,908	01/12/2026
Buy	63,861	01/13/2026
Buy	139,717	01/14/2026
Buy	81,580	01/15/2026
Buy	50,004	01/16/2026
Buy	37,183	01/20/2026
Buy	45,785	01/21/2026
Buy	140,874	01/22/2026
Buy	40,692	01/23/2026
Buy	16,650	01/26/2026
Buy	51,528	01/27/2026
Buy	42,762	01/28/2026
Buy	48,073	01/29/2026
Buy	40,566	01/30/2026
Buy	6,773	02/02/2026
Buy	123,765	02/03/2026
Buy	11,642	02/04/2026
Buy	48,927	02/05/2026
Buy	5,300	02/09/2026

Buy	51,354	02/10/2026
Buy	17,176	02/12/2026
Buy	600	02/18/2026
Buy	28,190	03/19/2026

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominee by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated, and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating, and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

1055 Washington Boulevard – Suite 520

Stamford, CT 06901
Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

E-mail: Saba@investor-com.com

Form of GOLD Proxy Card

Virtus Dividend, Interest & Premium Strategy Fund

Proxy Card for 2026 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUAL NAMED IN THE PROPOSAL

THE BOARD OF TRUSTEES (THE “BOARD”) OF VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz, and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of Virtus Dividend, Interest & Premium Strategy Fund, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us within a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to the Proposal, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” the nominee in the Proposal (the “Nominee”). In voting this proxy card, you will not be able to vote on the election of the remaining Board members up for election at the Annual Meeting. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

We recommend that you vote “FOR” the Nominee in the Proposal:

Proposal – Election at the Annual Meeting of the individual nominated by Saba as a Class III trustee for a three-year term, or until his successor is duly elected and qualified as permitted by law.

Nominee:	FOR	WITHHOLD
Paul Kazarian	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.